EXHIBIT 99.1

                             Computational Materials

                         Alternative Loan Trust 2005-51



                             Computational Materials



                       [GRAPHIC OMITTED]Countrywide(R)



                          $1,457,250,000 (Approximate)




                                   CWALT, Inc.
                                    Depositor


                          Countrywide Home Loans, Inc.
                                     Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer


                       Countrywide Securities Corporation
                                Lead Underwriter

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       2
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[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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



Preliminary Term Sheet                          Date Prepared: August 24, 2005

                         Alternative Loan Trust 2005-51
            $1,457,250,000 (Approximate, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                      First Lien Residential Mortgage Loans
========================================================================================================================
                    Principal
                   Amount ($)      WAL (Yrs) (2)(3)  Interest                                         Expected Ratings
    Class          (Approx.) (1)     (Call / Mat)    Rate Type              Tranche Type              Moody's/S&P/Fitch
    -----          ---------          ------------   ----------             -------------             -----------------
     1-A-1        229,500,000        2.99 / 3.27     Floating (4)        Super Senior Floater             Aaa/AAA/AAA
    1-A-2A         65,060,000        1.50 / 1.50     Floating (4)    Super Senior Support Floater         Aaa/AAA/AAA
    1-A-2B         30,565,000        6.16 / 7.04     Floating (4)    Super Senior Support Floater         Aaa/AAA/AAA
    1-A-3A         23,692,000        0.80 / 0.80     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
    1-A-3B         16,214,000        2.65 / 2.65     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
    1-A-3C         17,469,000        6.27 / 7.20     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
      1-X             N/A (5)         Not Offered     Variable (6)          Senior / IO / PO               Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
     2-A-1        270,000,000        2.95 / 3.22     Floating (4)        Super Senior Floater             Aaa/AAA/AAA
    2-A-2A         77,469,000        1.50 / 1.50     Floating (4)    Super Senior Support Floater         Aaa/AAA/AAA
    2-A-2B         35,031,000        6.15 / 7.03     Floating (4)    Super Senior Support Floater         Aaa/AAA/AAA
    2-A-3A         28,237,000        0.80 / 0.80     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
    2-A-3B         19,244,000        2.65 / 2.65     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
    2-A-3C         20,019,000        6.27 / 7.19     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
     2-X             N/A (7)         Not Offered     Variable (8)          Senior / IO / PO               Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    3-A-1         200,000,000        2.96 / 3.23     Floating (4)           Senior Floater                Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    3-X-1            N/A (9)         Not Offered     Variable (10)         Senior / IO / PO               Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    3-A-2A        100,000,000        2.96 / 3.23     Floating (4)         Super Senior Floater            Aaa/AAA/AAA
    3-A-3A         90,500,000        2.96 / 3.23     Floating (4)        Super Senior Floater             Aaa/AAA/AAA
    3-A-B1         87,240,000        1.50 / 1.50     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
    3-A-B2         39,760,000        6.15 / 7.03     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    3-X-2           N/A (11)         Not Offered     Variable (12)         Senior / IO / PO               Aaa/AAA/AAA
      M            50,250,000        Not Offered     Floating (4)          Mezzanine Floater               Aa2/AA/AA
     B-1           33,000,000        Not Offered     Floating (4)         Subordinate Floater                A2/A/A
     B-2           24,000,000        Not Offered     Floating (4)         Subordinate Floater             Baa1/BBB/BBB
     B-3                     Privately               Floating (4)         Subordinate Floater               NR/BB/BB
     B-4                      Placed                 Floating (4)         Subordinate Floater                NR/B/B
     B-5                   Certificates              Floating (4)         Subordinate Floater               NR/NR/NR
=========================================================================================================================
    Total:       $1,457,250,000 (13)



(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [8.00 - 11.00]% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WALs are shown to the Call Date (as defined herein) and to maturity at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).

(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A, Class 2-A and Class 3-A (except the Class 3-A-1 and 3-A-2A Certificates) Certificates and the Subordinate Certificates will be equal to the least of (i) one-month LIBOR plus the related margin,
        (ii) the related Net WAC Cap and (iii) [10.50]% per annum For each Distribution Date, the Certificate Interest Rate for the Class 3-A-1 and Class 3-A-2A Certificates will be equal to the lesser of (i) one-year MTA plus the related margin and (ii) the related Net Wac Cap.

(5) The Class 1-X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 1-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 1-A Certificates and the related principal only component of the Class 1-X Certificates. The second interest only component of the Class 1-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 1(including for this purpose, both PO Components of the Class 1-X Certificates) and the related principal only component of the Class 1-X Certificates. The two principal only components of the Class 1-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the related interest only component of the Class 1-X Certificates.
------------------------------------------------------------------------------
        THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       3
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[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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(6)   The interest only component of the Class 1-X Certificates related to the
        Class 1-A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 1-X Certificates. The interest only component of the Class 1-X
        Certificates related to the portion of the Subordinate Certificates related to Loan Group 1 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC Cap for the Subordinate Certificates, (treating the respective PO-2 Components as Subordinate Certificates for this purpose)over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 1-X Certificates weighted as described in the prospectus supplement.

(7) The Class 2-X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 2-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A Certificates and the related principal only component of the Class 2-X Certificates. The second interest only component of the Class 2-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 2 (including for this purpose both PO Components of the Class 2-X Certificates) and the related principal only component of the Class 2-X Certificates. The two principal only components of the Class 2-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the related interest only component of the Class 2-X Certificates.

(8) The interest only component of the Class 2-X Certificates related to the Class 2-A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 2 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 2-X Certificates. The interest only component of the Class 2-X Certificates related to the portion of the Subordinate Certificates related to Loan Group 2 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC Cap for the Subordinate Certificates, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (treating the respective PO-2 Components as Subordinate Certificates for this purpose) (adjusted to a 30/360 basis) and the related principal only component of the Class 2-X Certificates weighted as described in the prospectus supplement.

(9) The Class 3-X-1 Certificates will consist of one interest only component and one principal only component. The interest only component of the Class 3-X-1 Certificates will have a notional balance equal to the aggregate principal balance of the Class 3-A-1 and 3-A-2A Certificates and the principal only component of the Class 3-X-1 Certificates. The one principal only component of the Class 3-X-1 Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 3 Mortgage Loans allocated to the interest only component of the Class 3-X-1 Certificates.

(10) The interest only component of the Class 3-X-1 Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 3 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 3-A-1 and 3-A-2A Certificates and the related principal only component of the Class 3-X-1 Certificates. .

(11) The Class 3-X-2 Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 3-X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Class 3-A-3A, Class 3-A-B1 and Class 3-A-B2 Certificates and the related principal only component of the Class 3-X-2 Certificates. The second interest only component of the Class 3-X-2 Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 3(including for this purpose both
        PO Components of the Class 3-X-2 Certificates) and the related principal only component of the Class 3-X-2 Certificates. The two principal only components of the Class 3-X-2 Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest allocated to the related interest only component of the Class 3-X-2 Certificates.

(12) The interest only component of the Class 3-X-2 Certificates related to the Class 3-A-3A, Class 3-A-B1 and Class 3-A-B2 Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 3 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class
        3-A-3A, Class 3-A-B1 and Class 3-A-B2 Certificates (adjusted to a
        30/360 basis) and the related principal only component of the Class 3-X-2 Certificates. The interest only component of the Class 3-X Certificates related to the portion of the Subordinate Certificates related to Loan Group 3 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC Cap for the Subordinate Certificates, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (treating the respective PO-2 Components as Subordinate Certificates for this purpose) (adjusted to a 30/360 basis) and the related principal only component of the Class 3-X Certificates weighted as described in the prospectus supplement.

(13) Excludes the Class 1-X, Class 2-X, Class 3-X-1 and Class 3-X-2 notional balances.

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        THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
        CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       4
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

[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that Countrywide Home Loans Servicing LP will service all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two of Moody's, Standard & Poor's or Fitch, are expected to provide ratings on the Class
                           1-A-1, Class 1-A-2A, Class 1-A-2B, Class 1-A-3A, Class 1-A-3B, Class 1-A-3C, Class
                           1-X, Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B, Class
                           2-A-3C, Class 2-X, Class 3-A-1, Class 3-X-1, Class 3-A-2A, Class 3-A-3A, Class 3-A-B1,
                           Class 3-A-B2 and Class 3-X-2 Certificates. At least one of Moody's, Standard and
                           Poor's or Fitch, is expected to provide ratings on the Class M, Class B-1, Class B-2,
                           Class B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              September 1, 2005.

Sample Pool
Calculation Date:          September 1, 2005.

Closing Date:              On or about September 30, 2005.

Pricing Date:              On or about August 25, 2005.

Settlement Date:           On or about September 30, 2005.

Distribution Date:         The 20th day of each month (or if such a business day is not a business day the next succeeding business day), commencing in October 2005.

Certificates:              The "Senior Certificates" will consist of (i) the Class 1-A-1, Class 1-A-2A, Class 1-A-2B,
                           Class 1-A-3A, Class 1-A-3B, Class 1-A-3C and Class 1-X Certificates (collectively, the
                           "Group I Certificates"), (ii) the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class
                           2-A-3A, Class 2-A-3B, Class 2-A-3C and Class 2-X Certificates (collectively, the
                           "Group II Certificates") and (iii) the Class 3-A-1, Class 3-X-1, Class 3-A-2A, Class
                           3-A-3A, Class 3-A-B1, Class 3-A-B2 and Class 3-X-2 Certificates (collectively, the
                           "Group III Certificates"). The Class 1-X Certificates will consist of two interest only components and two principal only components. The Class 2-X Certificates will consist of two interest only components and two principal only components. The Class
                           3-X-1 Certificates will consist of one interest only component and one principal only component. The Class 3-X-2 Certificates will consist of two interest only components and two principal only components. The "Class A Certificates" will consist of the
                           Class 1-A-1, Class 1-A-2A, Class 1-A-2B, Class 1-A-3A, Class 1-A-3B and Class 1-A-3C
                           Certificates (collectively, the "Class 1-A Certificates"), the Class 2-A-1, Class
                           2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B and Class 2-A-3C Certificates
                           (collectively, the "Class 2-A Certificates") and the Class 3-A-1, Class 3-A-2A, Class
                           3-A-3A, Class 3-A-B1 and Class 3-A-B2

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       5
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

[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
                           Certificates (the "Class 3-A Certificates"). The "Class 3-X Certificates" will consist of the Class 3-X-1 and Class 3-X-2 Certificates. The "Class X Certificates" will consist of the Class 1-X, Class 2-X, Class 3-X-1 and Class 3-X-2 Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2,
                           Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates."
                           Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates
                           (collectively, the "Offered Certificates") are being offered publicly.

                           The Group I Certificates will receive principal and interest from Loan Group 1
                           (collectively, the "Group 1 Mortgage Loans"). The Group II Certificates will receive principal and interest from Loan Group 2 (collectively, the "Group 2 Mortgage Loans").
                           The Group III Certificates will receive principal and interest from Loan Group 3
                           (collectively, the "Group 3 Mortgage Loans"). The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of
                           ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the
                           Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                           Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,500,000,000. All of the Mortgage Loans will be comprised of adjustable rate, negative amortization mortgage loans that accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than the related mortgage index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the current monthly payment, (ii)
                           as of the fifth payment adjustment
----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       6
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[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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

                           date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage
                           (either 110% or 115%) of the original principal balance due to deferred interest (the
                           "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the
                           Mortgage Loan.

                           The Stipulation Sheet included in these Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of
                           Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date is
                           expected to be approximately $425,000,000. The Group 1 Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date is
                           expected to be approximately $500,000,000. The Group 2 Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.

Group 3
Mortgage Loans:            The aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-Off Date is
                           expected to be approximately $575,000,000. The Group 3 Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Sample Pool
                           Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC:                   The "Net WAC" will be equal to the weighted average gross interest rate on the related
                           Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap", with respect to the Class 1-A, Class 2-A and Class 3-A Certificates,
                           equals the Net WAC of the Mortgage Loans in the related Loan Group as of the first day of

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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A Countrywide Capital Markets Company
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                           the calendar month proceeding the month in which the Distribution Date occurs, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                           The "Net WAC Cap" with respect to the Subordinate Certificates equals the weighted average of the Net WAC Caps of the Class 1-A, Class 2-A and Class 3-A Certificates
                           (weighted in proportion to the results of subtracting from the aggregate principal balance of the Mortgage Loans of each Loan Group the aggregate principal balance of the related Senior Certificates) adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Carryover Shortfall
Amount:                    On any Distribution Date, the "Carryover Shortfall Amount" for the Class 1-A, Class 2-A,
                           Class 3-A-3A, Class 3-A-B1 and Class 3-A-B2 Certificates and the Subordinate
                           Certificates is an amount equal to the sum of (i) the excess of (a) interest accrued at LIBOR plus the related margin for such Class (without first giving effect to the related Net WAC Cap) up to but not to exceed [10.50]% per annum over (b) the actual amount of interest such Class is entitled to receive on such Distribution Date based on the related Certificate Interest Rate and (ii) in the case of the Class 1-A, Class
                           2-A, Class 3-A-3A, Class 3-A-B1, Class 3-A-B2, Class M, Class B-1 and Class B-2
                           Certificates, the unpaid portion of any such excess from previous Distribution Dates
                           (and interest accrued thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap (up to a rate of [10.50]% per annum)).

                           On each Distribution Date, amounts payable as interest on the interest only component of the Class X Certificates related to the Class 1-A, Class 2-A, Class 3-A-3A, Class
                           3-A-B1 and Class 3-A-B2 Certificates will be used to pay the Class 1-A, Class 2-A and applicable Class 3-A Certificates, respectively, any Carryover Shortfall Amounts related to such Classes of Certificates which amounts shall be allocated among the applicable Classes pro rata based on their respective Carryover Shortfall Amounts. On each Distribution Date, amounts payable as interest on the interest only components of the Class X Certificates related to the Subordinate Certificates will be used to pay the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in
                           sequential order, any Carryover Shortfall Amounts related to such Classes of
                           Certificates.

Accrued Interest:          The Class 1-A, Class 2-A, Class 3-A-3A, Class 3-A-B1, Class 3-A-B2 and Subordinate
                           Certificates will settle flat. The price to be paid for the Class 3-A-1, Class 3-A-2A and Class X Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the
                           Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to the Class 3-A-1, Class 3-A-2A and Class X
                           Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class 1-A, Class 2-A, Class 3-A-3A, Class 3-A-B1 and Class
                           3-A-B2, Certificates and the Subordinate Certificates will be the period from the prior Distribution Date (or the Closing Date in the case of the first Distribution
                           Date) to the day prior to the current Distribution Date (on an actual/360 basis).



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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A Countrywide Capital Markets Company
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Net Deferred Interest:     The "Net Deferred Interest" for a Loan Group and Distribution Date is the greater of (a)
                           the excess of Deferred Interest on the Mortgage Loans in that Loan Group for the related due period over all voluntary principal prepayments on the Mortgage Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month and (b) zero.

                           On each Distribution Date, the Senior Percentage of the Net Deferred Interest for a
                           loan group will be allocated to the related Senior Certificates and the Subordinated
                           Percentage of the Net Deferred Interest for that loan group will be allocated to the
                           Subordinate Certificates. The amount of Net Deferred Interest allocated to any particular class of certificates will be an amount equal to the excess, if any, for each such class of (i) the amount of interest that accrued on such class of certificates or its related interest only component(s) at its respective pass-through rate during the interest accrual period related to that Distribution Date over (ii)
                           the amount of current interest that would have accrued had the pass-through rate for such class of certificates or its related interest only component(s) equaled the related Adjusted Cap Rate for such class or its related interest only component(s) and
                           Distribution Date. The amount of current interest distributable to a Class of
                           Certificates (or an interest only component thereof) will be reduced by the amount of
                           Net Deferred Interest allocated to such class of certificates (or an interest only component thereof). The amount of Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of such class of certificates, except that in the case of the Class 1-X Class 2-X and Class 3-X
                           Certificates, the amount of Net Deferred Interest for a loan group allocated to the interest only components will be added to the Component Principal Balance of the related principal only components.

                           The "Adjusted Cap Rate" for the Class 1-A Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of
                           Net Deferred Interest for the Mortgage Loans in Loan Group 1 for that Distribution
                           Date, and the denominator of which is the aggregate principal balance of the Mortgage
                           Loans in Loan Group 1 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of
                           Net Deferred Interest for the Mortgage Loans in Loan Group 2 for that Distribution
                           Date, and the denominator of which is the aggregate principal balance of the Mortgage
                           Loans in Loan Group 2 at the end of the prepayment period related to the immediately preceding Distribution Date.

The "Adjusted Cap Rate" for the Class 3-A-1 and Class 3-A-2A Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) 12 and (ii) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 3 for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 3 at the end of the prepayment period related to the immediately preceding Distribution Date.


----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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A Countrywide Capital Markets Company
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                           The "Adjusted Cap Rate" for the Class 3-A-3A, Class 3-A-B1 and Class 3-A-B2
                           Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of
                           Net Deferred Interest for the Mortgage Loans in Loan Group 3 for that
                           Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 3 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate Certificates for any Distribution Date
                           will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans at the end of the prepayment period related to the immediately preceding Distribution
                           Date.

                           The "Adjusted Cap Rate" for the interest only component of a class of Class X
                           Certificates related to one or more classes of Senior Certificates for any
                           Distribution Date will equal the pass-through rate for such interest only component computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in the related loan group by a per annum rate equal to (i) the product of (a) the Net
                           Deferred Interest for the Mortgage Loans in the related loan group for such
                           Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the
                           Mortgage Loans in the related loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the related Senior
                           Certificates, by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

                           The "Adjusted Cap Rate" for the interest only component of a class of Class X
                           Certificates related to the Subordinate Certificates for any Distribution Date will equal the pass-through rate for such interest only component computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in each loan group by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans
                           in such loan group for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans in such loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the Subordinate Certificates by substituting "Adjusted Cap Rate" for "Net WAC
                           Cap" in the calculation thereof.

Net Prepayments:           For any Distribution Date and any Loan Group, the excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such
                           Distribution Date and subsequent recoveries on the related Mortgage Loans during the prior calendar month, over (ii) the aggregate amount of Deferred Interest accrued on the related Mortgage Loans during the prior calendar month.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [10.00]%
                           subordination below the Senior Certificates as of the Cut-off Date.

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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A Countrywide Capital Markets Company
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                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring on or after October 2015, the Subordinate
                           Certificates will be locked out from receipt of any Net Prepayments (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the
                           Subordinate Certificates will receive increasing portions of Net Prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                                    October 2005 - September 2015                       0% Pro Rata Share
                                    October 2015 - September 2016                       30% Pro Rata Share
                                    October 2016 - September 2017                       40% Pro  Rata Share
                                    October 2017 - September 2018                       60% Pro Rata Share
                                    October 2018 - September 2019                       80% Pro Rata Share
                                    October 2019 and after                              100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the
                           Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments will be paid pro-rata between the Senior and
                           Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled
                           (i) on or prior to the September 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or (ii) after the September 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net
                           Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the
                           Senior Certificates. In the event the current senior percentage of a certificate group
                           (i.e., the then current aggregate principal balance of the Class 1-A Class 2-A or
                           Class 3-A Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Class 1-A, Class 2-A or Class
                           3-A Certificates, as applicable, as of the



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                           Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all Net Prepayments from the related Loan Groups.

Allocation of
Losses:                    Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, pro rata to the related Senior Certificates (other than the interest only components of the Class X Certificates); provided, however that (a)
                           any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1, Class 1-A-2A and Class 1-A-2B Certificates will be allocated pro-rata to the Class 1-A-3A, Class 1-A-3B and Class 1-A-3C Certificates until their respective class principal balances have been reduced to zero, and thereafter, any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1
                           Certificates will be allocated pro-rata to the Class 1-A-2A and Class 1-A-2B
                           Certificates until their respective class principal balances have been reduced to zero; (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be allocated pro-rata to the Class 2-A-3A, Class 2-A-3B and Class 2-A-3C Certificates
                           until their respective class principal balances have been reduced to zero, and thereafter, any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated pro-rata to the Class
                           2-A-2A and Class 2-A-2B Certificates until their respective class principal balances have been reduced to zero; (c) any realized losses on the related Mortgage Loans that would have been allocable to the Class 3-A-2A and Class 3-A-3A Certificates will be allocated pro-rata to the Class 3-A-B1 and Class 3-A-B2 Certificates until their respective class principal balances have been reduced to zero.

Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into four "Yield  Maintenance Agreements", or
                           "YMAs", with a counterparty (the "Counterparty") for the benefit of the Class 1-A,
                           Class 2-A, Class 3-A Certificates (excluding the Class 3-A-1 and 3-A-2A Certificates)
                           and the Subordinate Certificates as applicable. The notional balance of a YMA for any
                           Distribution Date is equal to the lesser of (i) the notional balance as set forth in the applicable schedule below and (ii) the aggregate principal balance of the related
                           Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.50]%. The Yield Maintenance Agreements will terminate after the Distribution Date in [December 2013]. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall
                           Amounts on the Class 1-A, Class 2-A, Class 3-A (excluding the Class 3-A-1 and 3-A-2A
                           Certificates) and the Subordinate Certificates provided that payments will be allocated pro rata based on the Carryover Shortfall Amounts for the related classes of
                           Certificates.




----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:
                              1)    To the Senior Certificates, from the related Loan Groups, accrued and unpaid interest at the related Certificate Interest Rate, provided however, that any interest otherwise distributable with respect to the Class 1-X, Class 2-X and Class 3-X-2
                                    Certificates (after giving effect to the amount of any Net Deferred Interest allocable to the interest only components of the Class 1-X, Class 2-X and Class 3-X-2
                                    Certificates) will be reduced to the extent needed to pay any related Carryover
                                    Shortfall Amounts remaining after the application of amounts paid by the Counterparty under the related Yield Maintenance Agreement, if any;
                              2)
                                    (a)  From the Mortgage Loans in Loan Group 1, principal, concurrently and on a pro rata basis based on (x) the Class Certificate Balance of the Class 1-A-1 Certificates
                                         and the principal balances of the principal only components of the Class 1-X
                                         Certificates, (y) the aggregate Class Certificate Balance of the Class 1-A-2A and Class 1-A-2B Certificates, and (z) the aggregate Class Certificate Balance of the Class 1-A-3A, Class 1-A-3B and Class 1-A-3C Certificates:
                                           a.  concurrently and on a pro rata basis, to the Class 1-A-1 Certificates and the principal only components of the Class 1-X Certificates,
                                           b.  sequentially, to the Class 1-A-2A and Class 1-A-2B Certificates, and
                                           c.  sequentially, to the Class 1-A-3A, Class 1-A-3B and Class 1-A-3C Certificates;
                                    (b)  From the Mortgage Loans in Loan Group 2, principal, concurrently and on a pro rata basis based on (x) the Class Certificate Balance of the Class 2-A-1 Certificates
                                         and the principal balances of the principal only components of the Class 2-X
                                         Certificates, (y) the aggregate Class Certificate Balance of the Class 2-A-2A and
                                         Class 2-A-2B Certificates and (z) the aggregate Class Certificate Balance of the
                                         Class 2-A-3A, Class 2-A-3B and Class 2-A-3C Certificates:
                                           a.  concurrently and on a pro rata basis, to the Class 2-A-1 Certificates and the principal only components of the Class 2-X Certificates;
                                           b.  sequentially, to the Class 2-A-2A and Class 2-A-2B Certificates, and
                                           c.  sequentially, to the Class 2-A-3A, Class 2-A-3B and Class 2-A-3C Certificates;
                                    (c)  From the Mortgage Loans in Loan Group 3, principal, concurrently and on a pro rata basis based on (x) the aggregate Class Certificate Balance of the Class 3-A-1,
                                         Class 3-A-2A and Class 3-A-3A Certificates and the principal balances of the principal only components of the Class 3-X Certificates and (y) the aggregate
                                         Class Certificate Balance of the Class 3-A-B1 and Class 3-A-B2 Certificates;
                                           a.  concurrently and on a pro rata basis, to the Class 3-A-1, Class 3-A-2A and
                                               Class 3-A-3A Certificates and the principal only components of the Class 3-X
                                               Certificates;
                                           b.  sequentially, to the Class 3-A-B1 and Class 3-A-B2 Certificates;
                              3)    To the Class M Certificates, accrued and unpaid interest at the Class M Certificate
                                    Interest Rate;
                              4)    To the Class M Certificates, principal;
                              5)    To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                                    Certificate Interest Rate;
                              6)    To the Class B-1 Certificates, principal;

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       13


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                              7)    To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                                    Interest Rate;
                              8)    To the Class B-2 Certificates, principal;
                              9)    To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                             10)    To the Residual Certificate, any remaining amount.

                                    Under certain circumstances (as described in the prospectus supplement), funds from a
                                    Loan Group may be used to pay the Senior Certificates related to the other Loan Group.






----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       14


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 1-A-1 to Call
          -----------------------------------------------------------------------------------
               Margin                   32 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   32         32         32         32         32
          ===================================================================================
           WAL (yr)                      12.14      7.52       2.99       1.96       1.39
           MDUR (yr)                      8.90      6.02       2.70       1.83       1.32
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 1-A-1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      32 bps

          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   32         33         34         34         34
          ===================================================================================
           WAL (yr)                      12.37      7.92       3.27       2.14       1.51
           MDUR (yr)                      8.98      6.20       2.88       1.97       1.42
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
          -----------------------------------------------------------------------------------



          Class 1-A-2A to Call
          -----------------------------------------------------------------------------------
               Margin                   29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   29         29         29         29         29
          ===================================================================================
           WAL (yr)                      7.78       4.20       1.50       0.98       0.70
           MDUR (yr)                     6.40       3.74       1.43       0.95       0.69
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------

          Class 1-A-2A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   29         29         29         29         29
          ===================================================================================
           WAL (yr)                      7.78       4.20       1.50       0.98       0.70
           MDUR (yr)                     6.40       3.74       1.43       0.95       0.69
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       15


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 1-A-2B to Call
          -----------------------------------------------------------------------------------
               Margin                   45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   45         45         45         45         45
          ===================================================================================
           WAL (yr)                      21.43     14.57       6.16       4.05       2.85
           MDUR (yr)                     14.06     10.78       5.37       3.69       2.67
           First Prin Pay               Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 1-A-2B to Maturity
          -----------------------------------------------------------------------------------
            Margin                      45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   46         47         49         50         49
          ===================================================================================
           WAL (yr)                      22.15     15.82       7.04       4.62       3.23
           MDUR (yr)                     14.31     11.31       5.94       4.11       2.97
           First Prin Pay               Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
          -----------------------------------------------------------------------------------



          Class 1-A-3A to Call
          -----------------------------------------------------------------------------------
               Margin                   20 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   20         20         20         20         20
          ===================================================================================
           WAL (yr)                      4.92       2.40       0.80       0.53       0.38
           MDUR (yr)                     4.36       2.24       0.78       0.52       0.37
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Oct-14     Oct-10     Jun-07     Nov-06     Jul-06
          -----------------------------------------------------------------------------------

          Class 1-A-3A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      20 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   20         20         20         20         20
          ===================================================================================
           WAL (yr)                      4.92       2.40       0.80       0.53       0.38
           MDUR (yr)                     4.36       2.24       0.78       0.52       0.37
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Oct-14     Oct-10     Jun-07     Nov-06     Jul-06
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       16


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 1-A-3B to Call
          -----------------------------------------------------------------------------------
               Margin                   42 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   42         42         42         42         42
          ===================================================================================
           WAL (yr)                      12.39      7.14       2.65       1.73       1.23
           MDUR (yr)                      9.61      6.13       2.49       1.65       1.19
           First Prin Pay               Oct-14     Oct-10     Jun-07     Nov-06     Jul-06
           Last Prin Pay                Feb-22     Aug-15     Aug-09     Mar-08     Jul-07
          -----------------------------------------------------------------------------------

          Class 1-A-3B to Maturity
          -----------------------------------------------------------------------------------
            Margin                      42 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   42         42         42         42         42
          ===================================================================================
           WAL (yr)                      12.39      7.14       2.65       1.73       1.23
           MDUR (yr)                      9.61      6.13       2.49       1.65       1.19
           First Prin Pay               Oct-14     Oct-10     Jun-07     Nov-06     Jul-06
           Last Prin Pay                Feb-22     Aug-15     Aug-09     Mar-08     Jul-07
          -----------------------------------------------------------------------------------



          Class 1-A-3C to Call
          -----------------------------------------------------------------------------------
               Margin                   51 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   51         51         51         51         51
          ===================================================================================
           WAL (yr)                      21.70     14.82       6.27       4.13       2.91
           MDUR (yr)                     14.10     10.88       5.46       3.75       2.72
           First Prin Pay               Feb-22     Aug-15     Aug-09     Mar-08     Jul-07
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 1-A-3C to Maturity
          -----------------------------------------------------------------------------------
            Margin                      51 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   52         53         56         56         56
          ===================================================================================
           WAL (yr)                      22.45     16.13       7.20       4.73       3.30
           MDUR (yr)                     14.35     11.43       6.05       4.19       3.03
           First Prin Pay               Feb-22     Aug-15     Aug-09     Mar-08     Jul-07
           Last Prin Pay                Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       17


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 2-A-1 to Call
          -----------------------------------------------------------------------------------
               Margin                   30 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           DM @ 100-00                    30         30         30         30         30
          ===================================================================================
           WAL (yr)                      11.85      7.35       2.95       1.94       1.38
           MDUR (yr)                      8.72      5.91       2.67       1.81       1.31
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 2-A-1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      30 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   30         31         32         32         32
          ===================================================================================
           WAL (yr)                      12.08      7.74       3.22       2.12       1.50
           MDUR (yr)                      8.80      6.08       2.85       1.95       1.41
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



          Class 2-A-2A to Call
          -----------------------------------------------------------------------------------
               Margin                   29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   29         29         29         29         29
          ===================================================================================
           WAL (yr)                      7.53       4.10       1.50       0.99       0.71
           MDUR (yr)                     6.21       3.66       1.43       0.96       0.69
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------

          Class 2-A-2A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   29         29         29         29         29
          ===================================================================================
           WAL (yr)                      7.53       4.10       1.50       0.99       0.71
           MDUR (yr)                     6.21       3.66       1.43       0.96       0.69
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       18


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 2-A-2B to Call
          -----------------------------------------------------------------------------------
               Margin                   45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           DM @ 100-00                    45         45         45         45         45
          ===================================================================================
           WAL (yr)                      21.41     14.54       6.15       4.06       2.87
           MDUR (yr)                     14.05     10.76       5.37       3.70       2.68
           First Prin Pay               Jul-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 2-A-2B to Maturity
          -----------------------------------------------------------------------------------
            Margin                      45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   46         47         49         50         49
          ===================================================================================
           WAL (yr)                      22.14     15.79       7.03       4.62       3.24
           MDUR (yr)                     14.30     11.29       5.93       4.11       2.98
           First Prin Pay               Jul-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



          Class 2-A-3A to Call
          -----------------------------------------------------------------------------------
               Margin                   20 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   20         20         20         20         20
          ===================================================================================
           WAL (yr)                      4.64       2.31       0.80       0.53       0.38
           MDUR (yr)                     4.13       2.17       0.78       0.52       0.38
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-14     Aug-10     Jun-07     Nov-06     Jul-06
          -----------------------------------------------------------------------------------

          Class 2-A-3A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      20 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   20         20         20         20         20
          ===================================================================================
           WAL (yr)                      4.64       2.31       0.80       0.53       0.38
           MDUR (yr)                     4.13       2.17       0.78       0.52       0.38
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-14     Aug-10     Jun-07     Nov-06     Jul-06
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       19


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 2-A-3B to Call
          -----------------------------------------------------------------------------------
               Margin                   42 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           DM @ 100-00                    42         42         42         42         42
          ===================================================================================
           WAL (yr)                      12.21      7.02       2.65       1.74       1.25
           MDUR (yr)                      9.50      6.05       2.49       1.67       1.21
           First Prin Pay               Jul-14     Aug-10     Jun-07     Nov-06     Jul-06
           Last Prin Pay                Jan-22     Jul-15     Aug-09     Mar-08     Jul-07
          -----------------------------------------------------------------------------------

          Class 2-A-3B to Maturity
          -----------------------------------------------------------------------------------
            Margin                      42 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   42         42         42         42         42
          ===================================================================================
           WAL (yr)                      12.21      7.02       2.65       1.74       1.25
           MDUR (yr)                      9.50      6.05       2.49       1.67       1.21
           First Prin Pay               Jul-14     Aug-10     Jun-07     Nov-06     Jul-06
           Last Prin Pay                Jan-22     Jul-15     Aug-09     Mar-08     Jul-07
          -----------------------------------------------------------------------------------



          Class 2-A-3C to Call
          -----------------------------------------------------------------------------------
               Margin                   51 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   51         51         51         51         51
          ===================================================================================
           WAL (yr)                      21.67     14.78       6.27       4.14       2.92
           MDUR (yr)                     14.09     10.86       5.45       3.76       2.72
           First Prin Pay               Jan-22     Jul-15     Aug-09     Mar-08     Jul-07
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 2-A-3C to Maturity
          -----------------------------------------------------------------------------------
            Margin                      51 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   52         53         56         56         56
          ===================================================================================
           WAL (yr)                      22.44     16.09       7.19       4.73       3.31
           MDUR (yr)                     14.35     11.41       6.04       4.19       3.04
           First Prin Pay               Jan-22     Jul-15     Aug-09     Mar-08     Jul-07
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       20


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 3-A-1 to Call
          -----------------------------------------------------------------------------------
               Margin                   171 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           Yield @ 102-00                4.35       4.23       3.77       3.38       2.92
          ===================================================================================
           WAL (yr)                      11.93      7.39       2.96       1.95       1.38
           MDUR (yr)                      8.39      5.76       2.64       1.81       1.32
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 3-A-1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      171 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            Yield @ 102-00               4.36       4.24       3.83       3.47       3.03
          ===================================================================================
           WAL (yr)                      12.16      7.79       3.23       2.13       1.50
           MDUR (yr)                      8.47      5.92       2.83       1.95       1.42
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



          Class 3-A-2A to Call
          -----------------------------------------------------------------------------------
               Margin                   129 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            Yield @ 101-00               4.05       3.98       3.73       3.52       3.26
          ===================================================================================
           WAL (yr)                      11.93      7.39       2.96       1.95       1.38
           MDUR (yr)                      8.60      5.85       2.65       1.81       1.31
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 3-A-2A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      129 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            Yield @ 101-00               4.05       3.99       3.76       3.56       3.32
          ===================================================================================
           WAL (yr)                      12.16      7.79       3.23       2.13       1.50
           MDUR (yr)                      8.67      6.01       2.83       1.94       1.41
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       21


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 3-A-3A to Call
          -----------------------------------------------------------------------------------
               Margin                   31 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           DM @ 100-00                    31         31         31         31         31
          ===================================================================================
           WAL (yr)                      11.93      7.39       2.96       1.95       1.38
           MDUR (yr)                      8.76      5.93       2.67       1.82       1.32
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 3-A-3A to Maturity
          -----------------------------------------------------------------------------------
            Margin                      31 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   31         32         33         33         33
          ===================================================================================
           WAL (yr)                      12.16      7.79       3.23       2.13       1.50
           MDUR (yr)                      8.84      6.10       2.85       1.95       1.41
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



          Class 3-A-B1 to Call
          -----------------------------------------------------------------------------------
               Margin                   29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   29         29         29         29         29
          ===================================================================================
           WAL (yr)                      7.59       4.13       1.50       0.99       0.71
           MDUR (yr)                     6.26       3.68       1.43       0.96       0.69
           First Prin Pay               Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay                Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------

          Class 3-A-B1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                     29 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                 5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                  29         29         29         29         29
          ===================================================================================
           WAL (yr)                     7.59       4.13       1.50       0.99       0.71
           MDUR (yr)                    6.26       3.68       1.43       0.96       0.69
           First Prin Pay              Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
           Last Prin Pay               Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       22


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                         Discount Margin (bps)
                                         ---------------------


          Class 3-A-B2 to Call
          -----------------------------------------------------------------------------------
               Margin                   45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
           DM @ 100-00                    45         45         45         45         45
          ===================================================================================
           WAL (yr)                      21.44     14.56       6.15       4.06       2.86
           MDUR (yr)                     14.07     10.78       5.37       3.69       2.68
           First Prin Pay               Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Jul-30     Dec-23     Sep-13     Mar-11     Sep-09
          -----------------------------------------------------------------------------------

          Class 3-A-B2 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      45 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

          ===================================================================================
            DM @ 100-00                   46         47         49         50         49
          ===================================================================================
           WAL (yr)                      22.18     15.82       7.03       4.62       3.24
           MDUR (yr)                     14.32     11.30       5.94       4.11       2.97
           First Prin Pay               Aug-21     Mar-15     Jun-09     Feb-08     Jun-07
           Last Prin Pay                Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
          -----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       23


[LOGO OMITTED] Countrywide(R)                                                                       Computational Materials for
-----------------------------                                                                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                             CONTACTS
---------------------------------------------------------------------------------------------------------------------------------

Countrywide Securities Corporation

Trading
-------

Gary Johnson                                                       Tel: (818) 225-3188
                                                                   gary_johnson@countrywide.com
Peter Harrison                                                     Tel: (818) 225-4544
                                                                   peter_harrison@countrywide.com
Jeff Traister                                                      Tel: (818) 225-4712
                                                                   jeffrey_traister@countrywide.com
Banking Group
-------------

Brandon Watts                                                      Tel:  (818) 225-4588
                                                                   brandon_watts@countrywide.com
Josh Smith                                                         Tel:  (818) 225-3292
                                                                   joshua_n_smith@countrywide.com
Bentley Hodges                                                     Tel: (818) 225-3433
                                                                   bentley_hodges@countrywide.com
---------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                                    CWALT 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company


-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                Class 1-A Yield Maintenance Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------
                 Notional Schedule      Cap                    Notional Schedule      Cap
     Period             ($)          Strike (%)      Period           ($)          Strike (%)
-----------------------------------------------------------------------------------------------
       1                na              na             65        81,698,633.69      9.2565
       2          371,557,826.57      5.2503           66        79,699,888.84     10.2482
       3          362,382,929.83      9.5650           67        77,749,480.23      9.2565
       4          354,774,910.66      9.2565           68        75,846,247.42      9.5650
       5          347,316,229.46      9.2565           69        73,989,057.72      9.2565
       6          340,003,830.23     10.2482           70        72,176,805.48      9.5650
       7          332,834,721.86      9.2565           71        70,408,411.50      9.2565
       8          325,805,976.69      9.5650           72        68,682,822.35      9.2565
       9          318,914,729.14      9.2565           73        66,999,009.80      9.5650
       10         312,158,174.33      9.5650           74        65,355,970.20      9.2565
       11         305,533,566.81      9.2565           75        63,752,723.88      9.5650
       12         299,037,818.61      9.2565           76        62,188,314.60      9.2565
       13         292,590,758.67      9.5650           77        60,661,808.98      9.2565
       14         286,270,830.64      9.2565           78        59,172,295.96      9.8948
       15         280,075,421.98      9.5650           79        57,718,886.27      9.2565
       16         274,001,975.82      9.2565           80        56,300,711.91      9.5650
       17         268,047,989.71      9.2565           81        54,916,925.63      9.2565
       18         262,211,014.46     10.2482           82        53,566,700.46      9.5650
       19         256,488,652.98      9.2565           83        52,249,229.21      9.2565
       20         250,878,559.11      9.5650           84        50,963,723.99      9.2565
       21         245,378,436.49      9.2565           85        49,709,415.76      9.5650
       22         239,986,037.54      9.5650           86        48,485,553.90      9.2565
       23         234,699,162.31      9.2565           87        47,291,405.74      9.5650
       24         229,515,334.54      9.2565           88        46,126,256.15      9.2565
       25         224,369,929.47      9.5650           89        44,989,407.10      9.2565
       26         219,326,205.30      9.2565           90        43,880,177.29     10.2482
       27         214,382,068.42      9.5650           91        42,797,901.72      9.2565
       28         209,535,469.93      9.2565           92        41,741,931.30      9.5650
       29         204,784,404.62      9.2565           93        40,711,632.49      9.2565
       30         200,126,910.01      9.8948           94        39,706,386.93      9.5650
       31         194,844,995.14      9.2565           95        38,725,591.05      9.2565
       32         189,144,416.41      9.5650           96        37,768,655.74      9.2565
       33         183,575,703.56      9.2565           97        36,835,006.01      9.5650
       34         178,117,761.51      9.5650           98        35,924,080.64      9.2565
       35         172,791,972.40      9.2565           99        35,035,331.84      9.5650
       36         167,595,180.44      9.2565          100        34,168,224.96      9.2565
       37         163,024,527.48      9.5650
       38         159,064,235.71      9.2565
       39         155,199,292.90      9.5650
       40         151,427,416.44      9.2565
       41         147,746,378.15      9.2565
       42         144,154,003.01     10.2482
       43         140,648,167.89      9.2565
       44         137,226,800.30      9.5650
       45         133,887,877.20      9.2565
       46         130,629,423.81      9.5650
       47         127,449,512.48      9.2565
       48         124,346,261.55      9.2565
       49         121,317,834.26      9.5650
       50         118,362,437.70      9.2565
       51         115,478,321.74      9.5650
       52         112,663,778.01      9.2565
       53         109,917,138.94      9.2565
       54         107,236,776.75     10.2482
       55         104,621,102.53      9.2565
       56         102,068,565.30      9.5650
       57         99,577,651.11       9.2565
       58         97,146,882.15       9.5650
       59         94,774,815.92       9.2565
       60         92,460,044.34       9.2565
       61         90,201,192.99       9.5650
       62         87,996,920.24       9.2565
       63         85,845,916.55       9.5650
       64         83,746,903.61       9.2565
-----------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                   Page A-1

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                                    CWALT 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company



-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                 Class 2-A Yield Maintenance Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------
                 Notional Schedule      Cap                    Notional Schedule      Cap
     Period             ($)          Strike (%)      Period           ($)          Strike (%)
-----------------------------------------------------------------------------------------------
       1                na              na             65        96,623,860.56      9.2565
       2          437,236,981.79      5.0994           66        94,260,651.02     10.2482
       3          426,228,487.66      9.2400           67        91,954,581.42      9.2565
       4          417,008,913.48      9.2565           68        89,704,280.14      9.5650
       5          408,094,489.28      9.2565           69        87,508,408.32      9.2565
       6          399,357,777.06     10.2482           70        85,365,659.09      9.5650
       7          390,795,088.79      9.2565           71        83,274,756.81      9.2565
       8          382,402,815.68      9.5650           72        81,234,456.35      9.2565
       9          374,177,426.42      9.2565           73        79,243,542.31      9.5650
       10         366,115,465.46      9.5650           74        77,300,828.35      9.2565
       11         358,213,551.35      9.2565           75        75,405,156.51      9.5650
       12         350,468,375.11      9.2565           76        73,555,396.48      9.2565
       13         342,876,698.61      9.5650           77        71,750,445.00      9.2565
       14         335,336,584.28      9.2565           78        69,989,225.17      9.8948
       15         327,947,579.62      9.5650           79        68,270,685.86      9.2565
       16         320,706,533.96      9.2565           80        66,593,801.06      9.5650
       17         313,610,364.55      9.2565           81        64,957,569.30      9.2565
       18         306,656,055.13     10.2482           82        63,361,013.07      9.5650
       19         299,840,654.35      9.2565           83        61,803,178.25      9.2565
       20         293,161,274.45      9.5650           84        60,283,133.51      9.2565
       21         286,615,089.75      9.2565           85        58,799,969.85      9.5650
       22         280,199,335.34      9.5650           86        57,352,799.99      9.2565
       23         273,911,305.75      9.2565           87        55,940,757.86      9.5650
       24         267,748,353.56      9.2565           88        54,562,998.17      9.2565
       25         261,707,888.19      9.5650           89        53,218,695.80      9.2565
       26         255,707,742.32      9.2565           90        51,907,045.43     10.2482
       27         249,828,195.65      9.5650           91        50,627,260.98      9.2565
       28         244,066,727.17      9.2565           92        49,378,575.20      9.5650
       29         238,420,870.36      9.2565           93        48,160,239.21      9.2565
       30         232,888,211.97      9.8948           94        46,971,522.06      9.5650
       31         227,466,390.82      9.2565           95        45,811,710.30      9.2565
       32         222,153,096.71      9.5650           96        44,680,107.57      9.2565
       33         216,946,069.21      9.2565           97        43,576,034.17      9.5650
       34         210,553,249.01      9.5650           98        42,498,826.71      9.2565
       35         204,314,331.06      9.2565           99        41,447,837.66      9.5650
       36         198,174,569.14      9.2565          100        40,422,435.02      9.2565
       37         192,773,020.53      9.5650
       38         188,091,093.61      9.2565
       39         183,521,874.20      9.5650
       40         179,062,664.38      9.2565
       41         174,710,830.55      9.2565
       42         170,463,801.95     10.2482
       43         166,319,069.14      9.2565
       44         162,274,182.52      9.5650
       45         158,326,750.95      9.2565
       46         154,474,440.34      9.5650
       47         150,714,972.27      9.2565
       48         147,046,122.70      9.2565
       49         143,465,720.65      9.5650
       50         139,971,646.96      9.2565
       51         136,561,833.02      9.5650
       52         133,234,259.61      9.2565
       53         129,986,955.71      9.2565
       54         126,817,997.33     10.2482
       55         123,725,506.41      9.2565
       56         120,707,649.74      9.5650
       57         117,762,637.85      9.2565
       58         114,888,724.02      9.5650
       59         112,084,203.23      9.2565
       60         109,347,411.16      9.2565
       61         106,676,723.24      9.5650
       62         104,070,553.72      9.2565
       63         101,527,354.70      9.5650
       64          99,045,615.26      9.2565
-----------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                   Page A-1

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                                    CWALT 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company



----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                          Class 3-A-3A, Class 3-A-B1 and Class 3-A-B2
                     Yield Maintenance Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------
                 Notional Schedule      Cap                    Notional Schedule      Cap
     Period             ($)          Strike (%)      Period           ($)          Strike (%)
----------------------------------------------------------------------------------------------
       1                na             na             65        46,706,584.24      9.2565
       2         211,331,207.87      5.1525           66        45,564,242.75     10.2482
       3         206,021,450.19      9.1588           67        44,449,521.87      9.2565
       4         201,550,456.27      9.2565           68        43,361,758.61      9.5650
       5         197,241,893.80      9.2565           69        42,300,305.76      9.2565
       6         193,019,224.27     10.2482           70        41,264,531.61      9.5650
       7         188,880,665.15      9.2565           71        40,253,819.52      9.2565
       8         184,824,472.20      9.5650           72        39,267,567.62      9.2565
       9         180,848,938.66      9.2565           73        38,305,188.42      9.5650
       10        176,952,394.36      9.5650           74        37,366,108.45      9.2565
       11        173,133,204.94      9.2565           75        36,449,767.94      9.5650
       12        169,389,771.07      9.2565           76        35,555,620.55      9.2565
       13        165,720,527.69      9.5650           77        34,683,132.97      9.2565
       14        162,076,204.98      9.2565           78        33,831,784.64      9.8948
       15        158,504,917.58      9.5650           79        33,001,067.45      9.2565
       16        155,005,142.68      9.2565           80        32,190,485.47      9.5650
       17        151,575,390.32      9.2565           81        31,399,554.57      9.2565
       18        148,214,202.63     10.2482           82        30,627,802.26      9.5650
       19        144,920,153.15      9.2565           83        29,874,767.32      9.2565
       20        141,691,846.16      9.5650           84        29,139,999.56      9.2565
       21        138,527,915.90      9.2565           85        28,423,059.58      9.5650
       22        135,427,026.04      9.5650           86        27,723,518.48      9.2565
       23        132,387,868.93      9.2565           87        27,040,957.63      9.5650
       24        129,409,165.00      9.2565           88        26,374,968.42      9.2565
       25        126,489,662.16      9.5650           89        25,725,151.99      9.2565
       26        123,589,646.22      9.2565           90        25,091,119.07     10.2482
       27        120,747,919.03      9.5650           91        24,472,489.68      9.2565
       28        117,963,262.14      9.2565           92        23,868,892.93      9.5650
       29        115,234,483.40      9.2565           93        23,279,966.84      9.2565
       30        112,560,416.41      9.8948           94        22,705,358.07      9.5650
       31        109,939,919.95      9.2565           95        22,144,721.75      9.2565
       32        107,371,877.44      9.5650           96        21,597,721.26      9.2565
       33        104,855,196.36      9.2565           97        21,064,028.07      9.5650
       34        101,771,777.92      9.5650           98        20,543,321.48      9.2565
       35         98,762,486.18      9.2565           99        20,035,288.49      9.5650
       36         95,794,695.51      9.2565          100        19,539,623.61      9.2565
       37         93,183,705.05      9.5650
       38         90,920,528.92      9.2565
       39         88,711,833.99      9.5650
       40         86,556,316.11      9.2565
       41         84,452,702.24      9.2565
       42         82,399,749.71     10.2482
       43         80,396,245.49      9.2565
       44         78,441,005.49      9.5650
       45         76,532,873.85      9.2565
       46         74,670,722.32      9.5650
       47         72,853,449.53      9.2565
       48         71,079,980.43      9.2565
       49         69,349,265.59      9.5650
       50         67,660,280.62      9.2565
       51         66,012,025.62      9.5650
       52         64,403,524.49      9.2565
       53         62,833,824.51      9.2565
       54         61,301,995.61     10.2482
       55         59,807,129.99      9.2565
       56         58,348,341.48      9.5650
       57         56,924,765.10      9.2565
       58         55,535,556.50      9.5650
       59         54,179,891.49      9.2565
       60         52,856,965.57      9.2565
       61         51,565,993.46      9.5650
       62         50,306,208.59      9.2565
       63         49,076,862.77      9.5650
       64         47,877,225.62      9.2565
----------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                   Page A-1

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                                    CWALT 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company



-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
        Subordinate Certificates Yield Maintenance Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------
                 Notional Schedule      Cap                    Notional Schedule      Cap
     Period             ($)          Strike (%)      Period           ($)          Strike (%)
-----------------------------------------------------------------------------------------------
       1                na              na             65        73,912,179.19      9.2565
       2          149,674,770.22      5.1625           66        72,104,301.07     10.2482
       3          149,662,659.20      9.3010           67        70,340,137.79      9.2565
       4          149,652,418.31      9.2565           68        68,618,639.94      9.5650
       5          149,652,418.31      9.2565           69        66,938,783.19      9.2565
       6          149,652,418.31     10.2482           70        65,299,567.71      9.5650
       7          149,652,418.31      9.2565           71        63,700,017.53      9.2565
       8          149,652,418.31      9.5650           72        62,139,180.04      9.2565
       9          149,652,418.31      9.2565           73        60,616,125.37      9.5650
       10         149,652,418.31      9.5650           74        59,129,945.89      9.2565
       11         149,652,418.31      9.2565           75        57,679,755.67      9.5650
       12         149,652,418.31      9.2565           76        56,264,689.96      9.2565
       13         149,652,418.31      9.5650           77        54,883,904.67      9.2565
       14         149,652,418.31      9.2565           78        53,536,575.92      9.8948
       15         149,652,418.31      9.5650           79        52,221,899.49      9.2565
       16         149,652,418.31      9.2565           80        50,939,090.45      9.5650
       17         149,652,418.31      9.2565           81        49,687,382.58      9.2565
       18         149,652,418.31     10.2482           82        48,466,028.03      9.5650
       19         149,652,418.31      9.2565           83        47,274,296.84      9.2565
       20         149,652,418.31      9.5650           84        46,111,476.47      9.2565
       21         149,652,418.31      9.2565           85        44,976,871.48      9.5650
       22         149,652,418.31      9.5650           86        43,869,803.03      9.2565
       23         149,652,418.31      9.2565           87        42,789,608.55      9.5650
       24         149,652,418.31      9.2565           88        41,735,641.30      9.2565
       25         149,652,418.31      9.5650           89        40,707,270.04      9.2565
       26         149,652,418.31      9.2565           90        39,703,878.64     10.2482
       27         149,652,418.31      9.5650           91        38,724,865.69      9.2565
       28         149,652,418.31      9.2565           92        37,769,644.21      9.5650
       29         149,652,418.31      9.2565           93        36,837,641.25      9.2565
       30         149,652,418.31      9.8948           94        35,928,297.59      9.5650
       31         149,638,800.39      9.2565           95        35,041,067.41      9.2565
       32         149,614,556.42      9.5650           96        34,175,417.92      9.2565
       33         149,589,995.48      9.2565           97        33,330,829.15      9.5650
       34         149,504,061.95      9.5650           98        32,506,793.53      9.2565
       35         149,417,428.60      9.2565           99        31,702,815.68      9.5650
       36         149,327,164.70      9.2565          100        30,918,412.09      9.2565
       37         147,468,567.72      9.5650
       38         143,886,737.72      9.2565
       39         140,391,136.13      9.5650
       40         136,979,698.80      9.2565
       41         133,650,410.82      9.2565
       42         130,401,305.34     10.2482
       43         127,230,462.44      9.2565
       44         124,136,007.98      9.5650
       45         121,116,112.53      9.2565
       46         118,168,990.33      9.5650
       47         115,292,898.21      9.2565
       48         112,486,134.59      9.2565
       49         109,747,038.50      9.5650
       50         107,073,988.61      9.2565
       51         104,465,402.28      9.5650
       52         101,919,734.65      9.2565
       53          99,435,477.72      9.2565
       54          97,011,159.49     10.2482
       55          94,645,343.10      9.2565
       56          92,336,626.01      9.5650
       57          90,083,639.13      9.2565
       58          87,885,046.08      9.5650
       59          85,739,542.39      9.2565
       60          83,645,854.74      9.2565
       61          81,602,740.21      9.5650
       62          79,608,985.56      9.2565
       63          77,663,406.56      9.5650
       64          75,764,847.21      9.2565
-----------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                   Page A-1

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                          Appendix A

                                                    COUNTRYWIDE HOME LOANS
                                                  SAMPLE POOL CHARACTERISTICS
                                              1 MONTH MTA NEG-AM 1YR HARD PENALTY
                                                    GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                    425mm
     Product                                                                        18% No PrePay Penalty (Max 2% 3Mo Teaser)
                                                                            26%  1yr Hard PrePay Penalty  (Max 2% 3Mo Teaser)
                                                                             56% 3yr Hard PrePay Penalty  (Max 2% 3Mo Teaser)
     Delivery Variance                                                                                                 +/- 5%
     Settlement Date                                                                                                9/30/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                            1.125%
      Gross/Net WAC Variance                                                                                         +/- 0.05
      Weighted Average Gross Margin                                                                 No PrePay Penalty = 3.01%
                                                                                              1yr Hard PrePay Penalty = 3.02%
                                                                                              3yr Hard PrePay Penalty = 3.03%
      Gross Margin Variance                                                                                         +/- 0.03%
      Maximum Neg-Am                                                                                                     115%
      Resets:
          Interest                                                                                                    Monthly
          Payments                                                                                                   Annually
          Recast                                                      Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                                                7.50%
      Gross Life Cap                                                                                                    9.95%
      WAM                                                                                                                 360
      Original Term                                                                                                    36000%
      Geographic Distribution                                                                                         <70% CA
      Weighted Average LTV                                                                                        75%, +/- 2%
      Weighted Average Loan Size                                                                         $400,000, +/- 25,000
      Maximum Loan Amount                                                                                          $3,500,000
      Credit                                                                         Generally Underwritten to CHL Guidelines
      Occupancy                                             80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                                                 All Current
      Approximate Property Types                                                                 80% SFR/PUD, 20% Condo/Other
      Documentation Style                                                                    15% Full/Alt/DU Doc, 85% Reduced
      Loan Purpose                                                                            Maximum 55% Cash Out Refinances
      Approximate Credit Score                                                                                      710 +/-10


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                          Appendix A

                                                    COUNTRYWIDE HOME LOANS
                                                  SAMPLE POOL CHARACTERISTICS
                                              1 MONTH MTA NEG-AM 1YR HARD PENALTY
                                                    GROUP 2 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
      Delivery Amount                                                                                            $500,000,000
      Product                                                               100% 1yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
      Delivery Variance                                                                                                +/- 5%
      Settlement Date                                                                                               9/30/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                            1.800%
      Approximate Net WAC                                                                                              1.425%
      Servicing Spread                                                                                                 0.375%
      Gross/Net WAC Variance                                                                                        +/- 0.125
      Weighted Average Gross Margin                                                                                     2.95%
      Gross Margin Variance                                                                                        +/- 0.125%
      Maximum Neg-Am                                                                                                     115%
      Resets:
          Interest                                                                                                    Monthly
          Payments                                                                                                   Annually
          Recast                                                      Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                                                7.50%
      Gross Life Cap                                                                                                    9.95%
      WAM                                                                                                                 359
      Original Term                                                                                                    36000%
      Geographic Distribution                                                                                         <80% CA
      Weighted Average LTV                                                                                        74%, +/- 2%
      Maximum Loan Amount                                                                                          $3,500,000
      Weighted Average Loan Size                                                                         $630,000, +/- 25,000
      Credit                                                                         Generally Underwritten to CHL Guidelines
      Occupancy                                             80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                                                 All Current
      Approximate Property Types                                                                 80% SFR/PUD, 20% Condo/Other
      Documentation Style                                                                    15% Full/Alt/DU Doc, 85% Reduced
      Loan Purpose                                                                            Maximum 50% Cash Out Refinances
      Approximate Credit Score                                                                                      709 +/-10

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------                    Alternative Loan Trust 2005-51
SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                          Appendix A

                                                    COUNTRYWIDE HOME LOANS
                                                  SAMPLE POOL CHARACTERISTICS
                                              1 MONTH MTA NEG-AM 1YR HARD PENALTY
                                                    GROUP 3 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
     Delivery Amount                                                                                             $575,000,000
     Product                                                                100% 3Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                                                 +/- 5%
     Settlement Date                                                                                                9/30/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                            1.800%
      Approximate Net WAC                                                                                              1.425%
      Servicing Spread                                                                                                 0.375%
      Gross/Net WAC Variance                                                                                        +/- 0.125
      Weighted Average Gross Margin                                                                                     3.05%
      Gross Margin Variance                                                                                         +/- 0.125
      Maximum Neg-Am                                                                                                     115%
      Resets:
          Interest                                                                                                    Monthly
          Payments                                                                                                   Annually
          Recast                                                      Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                                                7.50%
      Gross Life Cap                                                                                                    9.95%
      WAM                                                                                                                 359
      Original Term                                                                                                    36000%
      Geographic Distribution                                                                                         <75% CA
      Weighted Average LTV                                                                                        75%, +/- 2%
      Maximum Loan Amount                                                                                          $3,500,000
      Weighted Average Loan Size                                                                         $550,000, +/- 25,000
      Credit                                                                         Generally Underwritten to CHL Guidelines
      Occupancy                                             80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                                                 All Current
      Approximate Property Types                                                                 80% SFR/PUD, 20% Condo/Other
      Documentation Style                                                                    15% Full/Alt/DU Doc, 85% Reduced
      Loan Purpose                                                                            Maximum 55% Cash Out Refinances
      Approximate Credit Score                                                                                      700 +/-10


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------



                                     A-1